UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22993

Oppenheimer Global Multi-Asset Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  October 31

Date of reporting period:  4/30/2017

Item 1. Reports to Stockholders.

Semiannual Report 4/30/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Global Multi-Asset Income Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays U.S. Aggregate Bond Index
6-Month	4.14%	-0.81%	-0.67%

1-Year	7.90	2.77	0.83

Since Inception (12/1/14)	3.33	1.26	2.07

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 4.14% during the reporting period. In comparison, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) produced a return of -0.67% over the same period. At period end, the Fund’s Class A shares produced a distribution rate of 4.03% (without sales charge).

MARKET OVERVIEW

The world experienced a major unexpected event in early November, with the U.S. election delivering a victory to Donald J. Trump, the Republican candidate. Markets began to price in optimism on fiscal spending and potential for broad reforms as it became clear the Republican Party would control the Presidency, and have controlling majorities in the House and Senate. Investors were most positive on potential fiscal expansion, through both infrastructure spending and tax cuts for individuals and corporations.

Central banks slightly reduced monetary stimulus during December, though the moves were generally well telegraphed and were taken positively by markets. The most notable was the U.S. Federal Reserve (the “Fed”), who hiked rates (as widely expected) for the first time since December 2015. The accompanying statement was more hawkish than many expected, forecasting a pickup in growth and employment and one more rate hike for 2017 than they had previously indicated.

Markets started 2017 on a positive note, with business and consumer sentiment hitting recent highs in the U.S. and inflation figures generally coming in above expectations. Economic data continued to show signs that the global slowdown evident in early 2016 is abating.

Donald Trump was sworn in as the new U.S. President at the end of January and promptly began pushing against long-held U.S. policies, including bans on immigration and improved regulatory environment for pipelines.

Markets generally traded on a positive note during February, as continued strength in U.S. and global economic indicators helped maintain expectations of a cyclical upswing in growth. Key business surveys on manufacturing and services were strong and beat expectations, indicating a strong outlook for growth in the short term.

3        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

European political issues remained near the surface. Predictions of “Frexit” and the demise of the euro emerged. These fears eased after the period ended with the election of Emmanuel Macron.

As February drew to a close, the Fed became increasingly vocal about the possibility of a March rate hike. The Fed followed through on their comments and hiked its short-term rates in March for the third time since the financial crisis, marking an increase in the pace of rate moves.

By the end of March, a ‘chase for yield’ mentality began to return to markets, and both credit and government bond markets attracted buyers.

Market activity was relatively subdued in April, and trading levels remained in recent ranges. There were a couple of key developments, including slowing global momentum in key economic measures, balanced by more positive outcomes from French elections and the start of U.S. earnings season.

FUND OVERVIEW

During the period our Fixed Income, Equity Income, Real Asset Income, and Alternative Income components were all positive contributors to performance. The top contributors to the Fund’s performance were the Fixed Income and Equity Income components.

In the Fixed Income component, our exposure to credit assets, in particular global high yield and bank loans, were positive contributors during the period. Credit assets over the last year have been some of the best performing asset classes on a risk-adjusted basis. To realize some gains and in recognition of rising risks in the extended credit cycle, we moved our portfolio up in credit quality during the reporting period.

Specifically, we reduced our high yield corporate bond exposure in favor of bank loans, where we see comparable spreads for less interest rate risk. In our view, corporate leverage and the resulting tighter lending standards could increase credit market vulnerability. Despite favorable economic conditions, the current business cycle is very extended, a fact that is reflected in the expensive valuations of several asset classes as well as the build-up of leverage in the corporate sector. In the credit cycle, corporate leverage typically follows a cyclical pattern that precedes changes in credit conditions by several quarters and is followed by a re-pricing of credit spreads. Today the non-financial corporate credit cycle has reached cyclical highs, surpassing the 2008 peak and approaching the peaks of 1989 and 2000. All three of these episodes coincided with recessions.

Also in the Fixed Income component, our emerging markets local debt strategy did

4        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

well during the period, outperforming other income-oriented assets. Our macroeconomic tools and research indicate the emerging economies remain on a gradual “recovery” path that began in early 2016. With this backdrop and an attractive real yield, we prefer this asset class in comparison to developed market bonds that have low or negative real yields. In addition, many emerging markets have room to cut rates as inflation declines and we believe this will provide some capital appreciation.

Within our Equity Income component, our allocation to equity strategies that favor high-dividends did well relative to the other income sources. Dividend-oriented stocks have historically provided an attractive source of income as well as capital appreciation over the long-term. In the short-term our research suggests the U.S. economy continues its cyclical upswing which is a favorable environment for equities.

STRATEGY & OUTLOOK

The Fund’s investment objective is to seek total return. The Fund is managed by the Global Multi-Asset Group, which relies on its proprietary research to gauge the impact of changes in the macroeconomic backdrop, overall risk environment and evaluations of prospective risks and returns across asset classes. Informed by these indicators, the portfolio management team manages the portfolio’s allocation in seeking to meet its investment objective and to maintain an attractive income to risk profile.

The Fund invests in a globally diversified set of income generating assets, including traditional fixed income, income generating equities and real assets, and alternative income sources. The portfolio management team attempts to produce a high level of current income without taking on an undue level of risk. For this strategy, the team targets a high level of yield efficiency, a measure of income relative to portfolio risk contribution.

As we look ahead, we have modest return expectations given valuations in most asset classes. In our view, we see continued global growth as supportive to traditionally riskier assets in the near term. With that said, looking out further, we do see increasing vulnerabilities in credit markets. In particular, non-financial corporate leverage nearing previous cyclical peaks resulted in portfolio changes to move up in credit quality and prefer bank loans to high yield corporate debt. As always, we continue to closely monitor the developments in the credit cycle as well as the political and policy landscapes to assess risks to the macro outlook and financial markets. While fundamental risks are increasing, we don’t yet see a clear catalyst for increased volatility and broad-based underperformance in risk assets in the near term. Should we see

5        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

the positive economic data fade, or volatility spread to equities and credit, we stand ready to adapt to a changing environment.

Mark Hamilton	Dokyoung Lee, CFA
Portfolio Manager	Portfolio Manager

Benjamin Rockmuller, CFA	Alessio de Longis, CFA
Portfolio Manager	Portfolio Manager

6        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Top Holdings and Allocations

TOP TEN HOLDINGS
Oppenheimer Senior Floating Rate Fund, Cl. I	24.6%
Oppenheimer Master Event-Linked Bond Fund, LLC	14.8
iShares Core High Dividend Exchange Traded Fund	12.2
Oppenheimer Global High Yield Fund, Cl. I	9.9
Oppenheimer Emerging Markets Local Debt Fund, Cl. I	9.8
Schwab US Dividend Equity Exchange Traded Fund	6.4
Toronto-Dominion Bank (The), Contingent Income Linked Nts.to a Basket of Twenty-Five Equity Master Limited Partnership Securities and Two Corporations, 11/10/17	4.2
Oppenheimer Institutional Government Money Market Fund, Cl. E	2.0
VEREIT, Inc., 6.70% Cum., Non-Vtg.	0.4
GMAC Capital Trust I, 6.901% Jr. Sub., Non-Vtg.	0.3

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2017, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

PORTFOLIO ALLOCATION
Investment Companies
iShares Core High Dividend Exchange Traded Fund	12.4%
Oppenheimer Emerging Markets Local Debt Fund	10.0
Oppenheimer Global High Yield Fund	10.1
Oppenheimer Institutional Government Money Market Fund	2.0
Oppenheimer Master Event- Linked Bond Fund, LLC	15.1
Oppenheimer Senior Floating Rate Fund	25.1
Schwab US Dividend Equity Exchange Traded Fund	6.5
Non-Convertible Corporate Bonds and Notes	5.7
Common Stocks	4.5
Structured Securities	4.3
Preferred Stocks	4.3

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2017, and are based on the total market value of investments.

7        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

TOP TEN GEOGRAPHICAL HOLDINGS

United States	90.8%
Canada	4.5
Switzerland	0.7
Australia	0.6
Spain	0.6
United Kingdom	0.6
Singapore	0.6
Italy	0.3
Netherlands	0.3
France	0.3

Portfolio holdings and allocation are subject to change. Percentages are as of April 30, 2017, and are based on total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	95.3%
Europe	3.2
Asia	1.4
Latin America	0.1

Portfolio holdings and allocation are subject to change. Percentages are as of April 30, 2017, and are based on total market value of investments.

8        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Share Class Performance

DISTRIBUTION RATES

As of 4/30/17

	Without Sales Charge	With Sales Charge
Class A	4.03%	3.84%
Class C	3.31	N/A
Class I	4.24	N/A
Class R	3.75	N/A
Class Y	4.21	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 4/30/17

Class A	4.05%
Class C	3.43
Class I	4.48
Class R	3.93
Class Y	4.52

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/17

	Inception Date	6-Month	1-Year	Since Inception
Class A (QMAAX)	12/1/14	4.14%	7.90%	3.33%
Class C (QMACX)	12/1/14	3.79	7.20	2.53
Class I (QMAIX)	12/1/14	4.25	8.16	3.56
Class R (QMARX)	12/1/14	4.00	7.67	3.05
Class Y (QMAYX)	12/1/14	4.24	8.14	3.49

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/17

	Inception Date	6-Month	1-Year	Since Inception
Class A (QMAAX)	12/1/14	-0.81%	2.77%	1.26%
Class C (QMACX)	12/1/14	2.79	6.20	2.53
Class I (QMAIX)	12/1/14	4.25	8.16	3.56
Class R (QMARX)	12/1/14	4.00	7.67	3.05
Class Y (QMAYX)	12/1/14	4.24	8.14	3.49

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable

9        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The distribution rate is based on the pay date immediately preceding the nearest month-end or quarter-end. The dividend rate for each share class is calculated by annualizing the dividend distributed by the class on that date and dividing that figure by the class’s net asset value on that date. For the Class A dividend rate with sales charge, the annualized Class A dividend distribution is divided by the Class A maximum offering price on that date. Each result is compounded semiannually and annualized. Falling share prices artificially increase distribution rates. This Report must be preceded or accompanied by a Fund prospectus.

Standardized yield is based on net investment income for the 30-day period ended 4/30/17 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Barclays U.S. Aggregate Bond Index is an index of U.S. Government and corporate bonds. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Actual	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During 6 Months Ended April 30, 2017
Class A	$1,000.00	$1,041.40	$4.82
Class C	1,000.00	1,037.90	8.63
Class I	1,000.00	1,042.50	3.55
Class R	1,000.00	1,040.00	6.19
Class Y	1,000.00	1,042.40	3.65

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.08	4.77
Class C	1,000.00	1,016.36	8.53
Class I	1,000.00	1,021.32	3.51
Class R	1,000.00	1,018.74	6.12
Class Y	1,000.00	1,021.22	3.61

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2017 are as follows:

Class	Expense Ratios
Class A	0.95%
Class C	1.70
Class I	0.70
Class R	1.22
Class Y	0.72

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS April 30, 2017 Unaudited

	Shares	Value
Common Stocks—4.4%
Ascendas Real Estate Investment Trust	61,087	$112,034
Blackstone Mortgage Trust, Inc., Cl. A	4,790	147,915
Charter Hall Retail REIT	23,000	76,967
Citycon OYJ	23,163	56,967
Eurocommercial Properties NV	2,398	93,186
Fortune Real Estate Investment Trust	136,000	158,471
Frasers Centrepoint Trust	73,000	110,240
Gaming & Leisure Properties, Inc.	3,820	132,936
GEO Group, Inc. (The)	4,695	156,437
Hersha Hospitality Trust, Cl. A	4,892	90,209
Hospitality Properties Trust	3,480	110,768
ICADE	927	68,879
Mapletree Industrial Trust	119,000	152,395
New Residential Investment Corp.	4,600	76,682
Park Hotels & Resorts, Inc.	5,660	145,292
Physicians Realty Trust	7,150	140,426
Pure Industrial Real Estate Trust	14,425	69,005
Ramco-Gershenson Properties Trust	7,920	105,574
Senior Housing Properties Trust	3,050	65,636
Spirit Realty Capital, Inc.	9,250	87,135
STAG Industrial, Inc.	5,690	149,988
Starwood Property Trust, Inc.	6,290	142,720
Unibail-Rodamco SE	412	101,171
Vicinity Centres	63,100	136,028
Warehouses de Pauw CVA	837	80,083
Welltower, Inc.	1,220	87,157
Wereldhave NV	2,060	94,844
WPT Industrial Real Estate Investment Trust	5,007	66,543
Total Common Stocks (Cost $2,966,002)		3,015,688

Preferred Stocks—4.2%
Allstate Corp. (The), 6.625% Non-Cum., Non-Vtg.	2,033	55,989
Arch Capital Group Ltd., 5.25% Non-Cum., Non-Vtg.	2,000	46,200
Citigroup Capital XIII, 7.404% Cum., Non-Vtg.[1]	8,350	219,104
DTE Energy Co., 5.375% Jr. Sub., Non-Vtg.	2,300	57,201
Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg.[1]	3,600	102,888
First Republic Bank, 7% Non-Cum.	1,980	53,717
GMAC Capital Trust I, 6.901% Jr. Sub., Non-Vtg.[1]	9,249	235,480
Goldman Sachs Group, Inc. (The), 6.30% Non-Cum., Series N, Non-Vtg.	6,850	184,744
Hartford Financial Services Group, Inc. (The), 7.875% Jr. Sub., Non-Vtg.[1]	4,342	134,341
Huntington Bancshares, Inc., 6.25% Non-Cum., Non-Vtg.	2,200	59,620
Morgan Stanley, 5.85% Non-Cum., Non-Vtg.[1]	4,000	105,520
Morgan Stanley, 6.375% Non-Cum., Non-Vtg.[1]	5,375	149,264
NextEra Energy Capital Holding, Inc., 5.25% Jr. Sub., Non-Vtg.	2,300	56,557
Northern Trust Corp., 5.85% Non-Cum., Non-Vtg.	2,350	63,285
PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non-Vtg.[1]	5,025	147,082

13        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Preferred Stocks (Continued)
Prudential Financial, Inc., 5.75% Jr. Sub.	2,050	$52,849
Public Storage, 6% Cum., Non-Vtg.	3,625	97,005
Qwest Corp., 7% Sr. Unsec.	3,750	98,887
Regions Financial Corp., 6.375% Non-Cum., Series A	2,075	53,805
SCE Trust III, 5.75% Jr. Sub., Non-Vtg.[1]	2,800	79,240
SL Green Realty Corp., 6.50% Cum., Non-Vtg.	3,300	84,893
Southern Co. (The), 5.25% Jr. Sub.	3,075	75,399
State Street Corp., 6% Non-Cum., Non-Vtg.	4,025	107,870
US Bancorp, 6.50% Non-Cum., Non-Vtg.[1]	5,225	153,302
Ventas Realty LP/Ventas Capital Corp., 5.45% Sr. Unsec.	3,850	95,942
VEREIT, Inc., 6.70% Cum., Non-Vtg.	9,425	242,505
Wells Fargo & Co., 5.625% Non-Cum., Non-Vtg.[2]	1,270	31,737
Total Preferred Stocks (Cost $2,768,562)		2,844,426

	Principal Amount
Non-Convertible Corporate Bonds and Notes—5.6%
American Express Co., 4.90% Jr. Sub. Perpetual Bonds[1,3]	$160,000	162,680
Banco Bilbao Vizcaya Argentaria SA, 9% Jr. Sub. Perpetual Bonds[1,3]	200,000	211,265
Banco Santander SA, 6.375% Jr. Sub. Perpetual Bonds[1,3]	200,000	204,393
Bank of America Corp.:
6.30% Jr. Sub. Perpetual Bonds[1,3]	60,000	66,225
8.00% Jr. Sub. Perpetual Bonds, Series K1,3	210,000	218,137
Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bonds[1,3]	150,000	155,437
Credit Suisse Group AG, 7.125% Jr. Sub. Perpetual Bonds[1,3]	200,000	212,050
E*TRADE Financial Corp., 5.875% Jr. Sub. Perpetual Bonds[1,3]	188,000	195,990
Fifth Third Bancorp, 5.10% Jr. Sub. Perpetual Bonds[1,3]	55,000	54,863
Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[1,3]	11,000	9,378
JPMorgan Chase & Co.:
6.125% Jr. Sub. Perpetual Bonds[1,3]	60,000	64,444
7.90% Jr. Sub. Perpetual Bonds, Series 1[1,3]	166,000	173,678
KeyCorp., 5% Jr. Sub. Perpetual Bonds[1,3]	200,000	200,500
Lloyds Banking Group plc, 7.50% Jr. Sub. Perpetual Bonds[1,3]	200,000	216,000
M&T Bank Corp., 5.125% Jr. Sub. Perpetual Bonds[1,3]	150,000	151,875
Macquarie Bank Ltd. (London), 6.125% Jr. Sub. Perpetual Bonds[1,3,4]	200,000	204,100
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[1,3]	106,000	110,346
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds[1,3]	94,000	88,360
Standard Chartered plc, 2.68% Jr. Sub. Perpetual Bonds[1,3,4]	100,000	84,875
SunTrust Banks, Inc., 5.05% Jr. Sub. Perpetual Bonds[1,3]	137,000	137,400
UBS Group AG, 7.125% Jr. Sub. Perpetual Bonds[1,3]	200,000	215,318
UniCredit SpA, 8% Jr. Sub. Perpetual Bonds[1,3]	200,000	197,741
Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[1,3]	65,000	65,325
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K1,3	200,000	209,500
XLIT Ltd., 3.616% Jr. Sub. Perpetual Bonds[1,3]	180,000	153,450
Total Non-Convertible Corporate Bonds and Notes (Cost $3,643,449)		3,763,330

	Shares
Structured Security—4.2%
Toronto-Dominion Bank (The), Contingent Income Linked Nts. to a Basket of Twenty-Five Equity Master Limited Partnership Securities and Two Corporations, 11/10/17[4] (Cost $2,756,508)	2,750,000	2,869,797

14        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

	Shares	Value
Investment Companies—79.6%
iShares Core High Dividend Exchange Traded Fund	99,051	$8,246,986
Oppenheimer Emerging Markets Local Debt Fund, Cl. I5	904,338	6,646,886
Oppenheimer Global High Yield Fund, Cl. I5	706,560	6,698,190
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.71%[5,6]	1,321,196	1,321,196
Oppenheimer Master Event-Linked Bond Fund, LLC[5]	614,104	9,995,529
Oppenheimer Senior Floating Rate Fund, Cl. I5	2,048,598	16,675,587
Schwab US Dividend Equity Exchange Traded Fund	96,466	4,311,066
Total Investment Companies (Cost $54,036,934)		53,895,440

Total Investments, at Value (Cost $66,171,455)	98.0%	66,388,681
Net Other Assets (Liabilities)	2.0	1,341,681
Net Assets	100.0%	$67,730,362

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. Non-income producing security.

3. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,158,772 or 4.66% of the Fund’s net assets at period end.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2016	Gross Additions	Gross Reductions	Shares April 30, 2017
Oppenheimer Emerging Markets Local Debt Fund, Cl. I	729,124	175,214	—	904,338
Oppenheimer Global High Yield Fund, Cl. I	1,160,934	99,463	553,837	706,560
Oppenheimer Institutional Government Money Market Fund, Cl. E	37,868	20,102,109	18,818,781	1,321,196
Oppenheimer Master Event-Linked Bond Fund, LLC	512,120	114,325	12,341	614,104
Oppenheimer Senior Floating Rate Fund, Cl. I	1,020,434	1,047,234	19,070	2,048,598

	Value	Income		Realized Gain (Loss)

Oppenheimer Emerging Markets Local Debt Fund, Cl. I	$6,646,886	$226,452		$—
Oppenheimer Global High Yield Fund, Cl. I	6,698,190	243,512		(126,997)
Oppenheimer Institutional Government Money Market Fund, Cl. E	1,321,196	4,754		—
Oppenheimer Master Event-Linked Bond Fund, LLC	9,995,529	253,203	[a]	14,873[a]
Oppenheimer Senior Floating Rate Fund, Cl. I	16,675,587	236,771		(3,814)

Total	$41,337,388	$964,692		$(115,938)

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

15        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

6. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$60,308,319	90.8%
Canada	3,005,345	4.5
Switzerland	427,368	0.7
Australia	417,095	0.6
Spain	415,658	0.6
United Kingdom	389,235	0.6
Singapore	374,669	0.6
Italy	197,741	0.3
Netherlands	188,029	0.3
France	170,050	0.3
Hong Kong	158,471	0.2
Ireland	153,450	0.2
Belgium	80,084	0.1
Finland	56,967	0.1
Bermuda	46,200	0.1
Total	$66,388,681	100.0%

Futures Contracts as of April 30, 2017
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
Mini MSCI Emerging Market Index	NYF	Buy	6/16/17	43	$2,104,850	$48,871
S&P 500 E-Mini Index	CME	Buy	6/16/17	5	595,125	4,212
United States Treasury Long Bonds	CBT	Buy	6/21/17	8	1,223,750	(12,014)
United States Treasury Nts., 10 yr.	CBT	Buy	6/21/17	52	6,537,375	30,117
United States Treasury Nts., 5 yr.	CBT	Sell	6/30/17	19	2,249,719	(11,756)
United States Ultra Bonds	CBT	Buy	6/21/17	32	5,214,000	87,944
						$147,374

Over-the-Counter Total Return Swaps at April 30, 2017
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value
Schwab US Dividend Equity Exchange Traded Fund	CITNA-B	Receive	One-Month USD BBA LIBOR plus 15 basis points	5/25/18	USD 3,948	$30,310

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

16        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Glossary:
CITNA-B	Citibank NA

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s

Exchange Abbreviations
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
NYF	New York Futures Exchange

See accompanying Notes to Financial Statements.

17        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $24,257,504)	$25,051,293
Affiliated companies (cost $41,913,951)	41,337,388
66,388,681
Cash	38,250
Cash used for collateral on futures	496,999
Swaps, at value	30,310
Receivables and other assets:
Shares of beneficial interest sold	850,452
Investments sold	209,664
Interest and dividends	194,392
Variation margin receivable	26,157
Other	47,579
Total assets	68,282,484

Liabilities
Payables and other liabilities:
Investments purchased	397,826
Shares of beneficial interest redeemed	80,368
Distribution and service plan fees	12,781
Shareholder communications	2,266
Variation margin payable	1,697
Trustees’ compensation	572
Other	56,612
Total liabilities	552,122

Net Assets	$67,730,362

Composition of Net Assets
Par value of shares of beneficial interest	$7,005
Additional paid-in capital	69,314,439
Accumulated net investment loss	(389,019)
Accumulated net realized loss on investments and foreign currency transactions	(1,596,961)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	394,898
Net Assets	$67,730,362

18        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $59,553,524 and 6,158,724 shares of beneficial interest outstanding)	$9.67

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.15

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,183,508 and 329,655 shares of beneficial interest outstanding)	$9.66

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $9,673 and 1,000 shares of beneficial interest outstanding)	$9.67

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $813,906 and 84,193 shares of beneficial interest outstanding)	$9.67

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $4,169,751 and 431,309 shares of beneficial interest outstanding)	$9.67

See accompanying Notes to Financial Statements.

19        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2017 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$252,750
Dividends	453
Net expenses	(18,857)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	234,346

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $5,084)	305,314
Affiliated companies	711,489
Interest	216,036
Total investment income	1,232,839

Expenses

Management fees	183,446
Distribution and service plan fees:
Class A	6,499
Class C	9,385
Class R	1,922
Transfer and shareholder servicing agent fees:
Class A	58,921
Class C	2,068
Class I	2
Class R	851
Class Y	1,088
Shareholder communications:
Class A	10,433
Class C	4,286
Class R	1,313
Class Y	527
Registration fees	40,129
Custodian fees and expenses	34,025
Legal, auditing and other professional fees	30,938
Trustees’ compensation	453
Other	966
Total expenses	387,252
Less waivers and reimbursements of expenses	(128,106)
Net expenses	259,146

Net Investment Income	1,208,039

20        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies (includes premiums on options exercised)	$(45,136)
Affiliated companies	(130,811)
Closing and expiration of futures contracts	(667,283)
Foreign currency transactions	7,689
Swap contracts	271,369
Net realized gain allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	14,873
Net realized loss	(549,299)
Net change in unrealized appreciation/depreciation on:
Investment transactions	1,419,595
Translation of assets and liabilities denominated in foreign currencies	3
Futures contracts	339,606
Swap contracts	10,431
Net change in unrealized appreciation/depreciation allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	(104,949)
Net change in unrealized appreciation/depreciation	1,664,686
Net Increase in Net Assets Resulting from Operations	$2,323,426

1. The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note

4 of the accompanying Notes.

See accompanying Notes to Financial Statements.

21        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

Operations
Net investment income	$1,208,039	$2,185,693

Net realized loss	(549,299)	(825,503)

Net change in unrealized appreciation/depreciation	1,664,686	1,241,806

Net increase in net assets resulting from operations	2,323,426	2,601,996

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,618,794)	(2,227,735)
Class C	(47,607)	(17,216)
Class I	(300)	(451)
Class R	(22,665)	(13,000)
Class Y	(28,856)	(3,245)

	(1,718,222)	(2,261,647)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	7,274,810	3,302,144
Class C	2,113,549	921,021
Class I	—	—
Class R	91,794	553,457
Class Y	4,005,741	110,635

	13,485,894	4,887,257

Net Assets
Total increase	14,091,098	5,227,606

Beginning of period	53,639,264	48,411,658

End of period (including accumulated net investment income (loss) of $(389,019) and $121,164, respectively)	$67,730,362	$53,639,264

See accompanying Notes to Financial Statements.

22        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.57	$9.51	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.20	0.41	0.38
Net realized and unrealized gain (loss)	0.19	0.08	(0.51)
Total from investment operations	0.39	0.49	(0.13)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.29)	(0.43)	(0.36)
Net asset value, end of period	$9.67	$9.57	$9.51

Total Return, at Net Asset Value[4]	4.14%	5.37%	(1.38)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$59,553	$51,716	$48,077
Average net assets (in thousands)	$54,070	$48,887	$49,189
Ratios to average net assets:[5,6]
Net investment income	4.26%	4.40%	4.21%
Expenses excluding specific expenses listed below	1.36%	1.38%	1.21%
Interest and fees from borrowings	0.00%	0.00%[7]	0.00%[7]
Total expenses[8]	1.36%	1.38%	1.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.94%	0.79%
Portfolio turnover rate	15%	71%	18%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	1.66%
Year Ended October 31, 2016	1.74%
Period Ended October 30, 2015	1.58%

See accompanying Notes to Financial Statements.

23        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.56	$9.51	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.16	0.35	0.29
Net realized and unrealized gain (loss)	0.20	0.07	(0.50)
Total from investment operations	0.36	0.42	(0.21)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.37)	(0.28)
Net asset value, end of period	$9.66	$9.56	$9.51

Total Return, at Net Asset Value[4]	3.79%	4.55%	(2.12)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,183	$1,047	$119
Average net assets (in thousands)	$1,914	$502	$71
Ratios to average net assets:[5,6]
Net investment income	3.28%	3.69%	3.31%
Expenses excluding specific expenses listed below	2.72%	2.67%	5.29%
Interest and fees from borrowings	0.00%	0.00%[7]	0.00%[7]
Total expenses[8]	2.72%	2.67%	5.29%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.70%	1.69%	1.68%
Portfolio turnover rate	15%	71%	18%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	3.02%
Year Ended October 31, 2016	3.03%
Period Ended October 30, 2015	5.66%

See accompanying Notes to Financial Statements.

24        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Class I	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.57	$9.51	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.22	0.44	0.40
Net realized and unrealized gain (loss)	0.18	0.07	(0.51)
Total from investment operations	0.40	0.51	(0.11)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.45)	(0.38)
Net asset value, end of period	$9.67	$9.57	$9.51

Total Return, at Net Asset Value[4]	4.25%	5.62%	(1.18)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10	$10	$10
Average net assets (in thousands)	$10	$9	$10
Ratios to average net assets:[5,6]
Net investment income	4.54%	4.65%	4.43%
Expenses excluding specific expenses listed below	1.10%	1.16%	0.98%
Interest and fees from borrowings	0.00%	0.00%[7]	0.00%[7]
Total expenses[8]	1.10%	1.16%	0.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.70%	0.69%	0.56%
Portfolio turnover rate	15%	71%	18%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	1.40%
Year Ended October 31, 2016	1.52%
Period Ended October 30, 2015	1.35%

See accompanying Notes to Financial Statements.

25        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.57	$9.51	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.19	0.40	0.34
Net realized and unrealized gain (loss)	0.19	0.07	(0.50)
Total from investment operations	0.38	0.47	(0.16)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.41)	(0.33)
Net asset value, end of period	$9.67	$9.57	$9.51

Total Return, at Net Asset Value[4]	4.00%	5.13%	(1.67)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$814	$713	$163
Average net assets (in thousands)	$781	$315	$56
Ratios to average net assets:[5,6]
Net investment income	3.95%	4.27%	3.89%
Expenses excluding specific expenses listed below	2.14%	2.00%	4.14%
Interest and fees from borrowings	0.00%	0.00%[7]	0.00%[7]
Total expenses[8]	2.14%	2.00%	4.14%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.22%	1.12%	1.18%
Portfolio turnover rate	15%	71%	18%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	2.44%
Year Ended October 31, 2016	2.36%
Period Ended October 30, 2015	4.51%

See accompanying Notes to Financial Statements.

26        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Class Y	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.57	$9.51	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.18	0.45	0.38
Net realized and unrealized gain (loss)	0.22	0.06	(0.51)
Total from investment operations	0.40	0.51	(0.13)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.45)	(0.36)
Net asset value, end of period	$9.67	$9.57	$9.51

Total Return, at Net Asset Value[4]	4.24%	5.57%	(1.30)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,170	$153	$43
Average net assets (in thousands)	$1,022	$73	$21
Ratios to average net assets:[5,6]
Net investment income	3.90%	4.72%	4.28%
Expenses excluding specific expenses listed below	1.34%	1.39%	1.26%
Interest and fees from borrowings	0.00%	0.00%[7]	0.00%[7]
Total expenses[8]	1.34%	1.39%	1.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%	0.66%	0.73%
Portfolio turnover rate	15%	71%	18%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	1.64%
Year Ended October 31, 2016	1.75%
Period Ended October 30, 2015	1.63%

See accompanying Notes to Financial Statements.

27        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS April 30, 2017 Unaudited

1. Organization

Oppenheimer Global Multi-Asset Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Barings LLC, formerly Barings Real Estate Advisers LLC, and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”). The Fund commenced operations on December 1, 2014.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized

28        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

2. Significant Accounting Policies (Continued)

gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

29        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate increased to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended October 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended October 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

No expiration	$1,631,998

At period end, it is estimated that the capital loss carryforwards would be $2,181,297, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

30        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

2. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$66,246,706
Federal tax cost of other investments	13,277,995

Total federal tax cost	$79,524,701

Gross unrealized appreciation	$1,122,313
Gross unrealized depreciation	(802,666)

Net unrealized appreciation	$319,647

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value

31        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

32        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

3. Securities Valuation (Continued)

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are measured using net asset value and are classified as Level 2 in the fair value hierarchy.

33        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks	$1,774,423	$1,241,265	$—	$3,015,688
Preferred Stocks	2,844,426	—	—	2,844,426
Non-Convertible Corporate Bonds and Notes	—	3,763,330	—	3,763,330
Structured Security	—	2,869,797	—	2,869,797
Investment Companies	43,899,911	9,995,529	—	53,895,440

Total Investments, at Value	48,518,760	17,869,921	—	66,388,681
Other Financial Instruments:
Swaps, at value	—	30,310	—	30,310
Futures contracts	171,144	—	—	171,144

Total Assets	$48,689,904	$17,900,231	$—	$66,590,135

Liabilities Table
Other Financial Instruments:
Futures contracts	$(23,770)	$—	$—	$(23,770)

Total Liabilities	$(23,770)	$—	$—	$(23,770)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends

34        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

4. Investments and Risks (Continued)

or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”) which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek total return. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses,

35        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 3.6% of the Master Fund at period end.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. Related parties owned 71% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and

36        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

5. Market Risk Factors (Continued)

principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected

37        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $159,134 and $163,287, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

At period end, the Fund had no forward currency exchanges contracts outstanding.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to

38        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

6. Use of Derivatives (Continued)

the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $8,669,927 and $2,022,940 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

39        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $10,286 on purchased put options.

At period end, the Fund had no purchased options outstanding.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no written options outstanding.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of October 31, 2016	–	$–
Options written	60,325,500	70,179
Options exercised	(60,325,500)	(70,179)

Options outstanding as of April 30, 2017	–	$–

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The

40        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

6. Use of Derivatives (Continued)

values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the reporting period, the Fund had ending monthly average notional amounts of $3,461,132 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the

41        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

42        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

6. Use of Derivatives (Continued)

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Citibank NA	$30,310	$–	$–	$–	$30,310

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

43        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Equity contracts	Swaps, at value	$30,310
Equity contracts	Variation margin receivable	7,095*	Variation margin payable	$1,400*
Interest rate contracts	Variation margin receivable	19,062*	Variation margin payable	297*

Total		$56,467		$1,697

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment Transactions*	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total

Equity contracts	$(9,289)	$(5,758)	$—	$271,369	$256,322
Forward currency exchange contracts	(22,300)	—	7,406	—	(14,894)
Interest rate contracts	—	(551,697)	—	—	(551,697)
Volatility contracts	—	(109,828)	—	—	(109,828)

Total	$(31,589)	$(667,283)	$7,406	$271,369	$(420,097)

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total

Equity contracts	$53,083	$10,431	$63,514
Interest rate contracts	286,523	—	286,523

Total	$339,606	$10,431	$350,037

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

44        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

7. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	851,217	$8,191,021	455,566	$4,338,187
Dividends and/or distributions reinvested	18,069	173,013	9,065	85,808
Redeemed	(113,625)	(1,089,224)	(117,551)	(1,121,851)

Net increase	755,661	$7,274,810	347,080	$3,302,144

Class C
Sold	229,274	$2,200,966	103,132	$979,886
Dividends and/or distributions reinvested	4,874	46,582	1,753	16,571
Redeemed	(13,987)	(133,999)	(7,894)	(75,436)

Net increase	220,161	$2,113,549	96,991	$921,021

Class I
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	—	$—	—	$—

Class R
Sold	25,780	$246,977	56,885	$548,793
Dividends and/or distributions reinvested	2,347	22,389	1,334	12,592
Redeemed	(18,496)	(177,572)	(840)	(7,928)

Net increase	9,631	$91,794	57,379	$553,457

Class Y
Sold	414,826	$4,000,870	11,220	$108,284
Dividends and/or distributions reinvested	2,855	27,494	296	2,798
Redeemed	(2,357)	(22,623)	(46)	(447)

Net increase	415,324	$4,005,741	11,470	$110,635

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$18,978,748	$8,452,747

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in

45        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

the following table:

Fee Schedule Through April 2, 2017		Fee Schedule Effective April 3, 2017
Up to $500 million	0.65%	Up to $500 million	0.60%
Next $500 million	0.60	Next $500 million	0.55
Next $4 billion	0.55	Next $4 billion	0.50
Over $5 billion	0.50	Over $5 billion	0.45

The Fund’s effective management fee for the reporting period was 0.64% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Advisers to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Advisers an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Advisers under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment,

46        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

9. Fees and Other Transactions with Affiliates (Continued)

resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class C	Class R
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor

April 30, 2017	$19,958	$95	$144	$—

47        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to annual rates of 0.90% for Class A shares, 1.65% for Class C shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.70% for Class Y shares, as calculated on the daily net assets of the Fund. Effective April 3, 2017, these amounts were updated to the following 0.85% for Class A shares, 1.65% for Class C shares, 0.60% for Class I shares, 1.15% for Class R shares and 0.65% for Class Y shares, as calculated on the daily net assets of the Fund.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$13,072
Class C	6,178
Class I	2
Class R	2,145
Class Y	1,270

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$2,732
Class C	112
Class R	39
Class Y	70

This fee waivers and/or reimbursements may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $102,486 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

48        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-

ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement (“Advisory Agreement”) with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). OFI Global has entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with OFI whereby OFI provides investment sub-advisory services to the Fund and OFI has entered into sub-sub-advisory agreements with Barings Real Estate Advisers LLC (“Barings”) and OFI SteelPath, Inc. (“OFI SteelPath”) whereby Barings and OFI SteelPath provide investment sub-sub-advisory services to the Fund (collectively, all the investment advisory agreements are referred to as the “Agreements”, “OFI Global” and “OFI” are referred to as the “Managers” and “OFI SteelPath” and “Barings” are referred to as the “Sub-Sub-Advisers”). At a meeting held on March 1, 2017 (the “Meeting”), the Board of Trustees (the “Board”), including a majority of the independent Trustees, approved an amendment to the Fund’s Advisory Agreement to decrease the management fee paid by the Fund to the Adviser. The decrease in the management fee was the only proposed change to the Advisory Agreement. The Sub-Adviser is paid by the Adviser for providing sub-advisory services to the Fund pursuant to the Sub-Advisory Agreement. There were no proposed changes to the Sub-Advisory Agreement.

The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Adviser provide, such information as may be reasonably necessary to evaluate the terms of the amendment to the Advisory Agreement. The Board employs an independent consultant to prepare an annual report that provides information, including comparative information, in connection with the annual renewal of the Advisory Agreement. In addition to in-person meetings focused on the annual evaluation of the Advisory Agreement, the Board receives information throughout the year regarding Fund services, fees, expenses and performance. Much of this information was relevant to the Board’s considerations and was considered in conjunction with additional information provided at the Meeting.

The Adviser, as well as the Sub-Adviser, had previously provided information to the Board in connection with the annual renewal of the Advisory Agreement and the Adviser provided additional information at the Meeting on, among other things, the following factors: (i) the nature, quality and extent of the Adviser’s services, (ii) the comparative investment performance of the Fund and the Adviser, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Adviser and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Adviser from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Adviser.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Adviser’s key personnel who provide such services. OFI Global is responsible for, among other things, oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions;

49        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-

ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited / Continued

risk management and oversight of the Sub-Adviser and its investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Adviser’s resources that are available to the Fund. The Board evaluated the Adviser’s advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Adviser’s key personnel and the size and functions of its staff. The Board members also considered the totality of their experiences with the Adviser as trustees and directors of the Fund and other funds advised by the Adviser. The Board considered information regarding the quality of services provided by affiliates of the Adviser, which the Board members have become knowledgeable about through their experiences with the Adviser and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Adviser’s experience, reputation, personnel, operations and resources that the Fund will continue to benefit from the services provided under the Advisory Agreement.

Investment Performance of the Adviser and the Fund. Throughout the year, the Adviser provided information on the investment performance of the Fund and the Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser and by the independent consultant in connection with the annual renewal of the Advisory Agreement, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the conservative allocation category as of December 31, 2015. The Board noted that the Fund’s one-year performance was below its category median.

Fees and Expenses of the Fund. The Adviser proposed a reduction in advisory fees in order to highlight the investment attractiveness of the Fund to investors. The Board reviewed the current and proposed fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the proposed fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The Adviser provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load conservative allocation funds with comparable asset levels and distribution features as of December 31, 2016. The Board noted that the Fund’s proposed management fee was above the peer group average and equal to the peer group median and the Fund’s proposed total expenses were and are expected to be below the peer group average and median.

50        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Economies of Scale and Profits Realized by the Adviser. The Board considered information regarding the Adviser’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Adviser’s profitability from its relationship with the Fund. The Board also considered that the Adviser must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Adviser may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Adviser. In addition to considering the profits realized by the Adviser, the Board considered information that was provided regarding the direct and indirect benefits the Adviser receives as a result of its relationship with the Fund, including compensation paid to the Adviser’s affiliates.

Conclusions. Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to approve an amendment to the Fund’s Advisory Agreement to decrease the management fee. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Advisory Agreement, including the current and proposed management fees, in light of all the surrounding circumstances.

51        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

52        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships (“MLPs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from the REITs and MLPs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Global Multi-Asset Income Fund	10/28/16	77.7%	19.4%	2.9%
Oppenheimer Global Multi-Asset Income Fund	11/29/16	97.1%	0.0%	2.9%
Oppenheimer Global Multi-Asset Income Fund	12/21/16	31.8%	0.0%	68.2%
Oppenheimer Global Multi-Asset Income Fund	1/30/17	97.1%	0.0%	2.9%
Oppenheimer Global Multi-Asset Income Fund	2/27/17	89.6%	0.0%	10.4%
Oppenheimer Global Multi-Asset Income Fund	3/30/17	97.1%	0.0%	2.9%

53        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Mark Hamilton, Vice President
Dokyoung Lee, Vice President
Benjamin Rockmuller, Vice President
Alessio de Longis, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

54        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

55        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us
oppenheimerfunds.com
Call Us
800 225 5677
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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.
RS1637.001.0417 June 23, 2017

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Asset Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/16/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/16/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	6/16/2017